                        MUNICIPAL PARTNERS FUND II INC.
                 7 WORLD TRADE CENTER NEW YORK, NEW YORK 10048




                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                                August 31, 2001



To the Stockholders:


     The Annual Meeting of Stockholders (the "Meeting") of Municipal Partners Fund II Inc. (the "Fund") will be held at 7 World Trade Center, 37th Floor, Conference Room A, New York, New York, on Thursday, October 11, 2001, at 3:30 p.m., New York time, for the purposes of considering and voting upon the following:

         1. The election of directors (Proposal 1); and

         2. Any other business that may properly come before the Meeting.

     The close of business on August 20, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.



                                      By Order of the Board of Directors,


                                      Christina T. Sydor
                                      Secretary


--------------------------------------------------------------------------------
  TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund of validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:




                            REGISTRATION                                         VALID SIGNATURE
                            ------------                                         ---------------
   CORPORATE ACCOUNTS
   ------------------
   (1) ABC Corp. ...................................................   ABC Corp. (by John Doe, Treasurer)
   (2) ABC Corp. ...................................................   John Doe, Treasurer
   (3) ABC Corp., c/o John Doe, Treasurer ..........................   John Doe
   (4) ABC Corp. Profit Sharing Plan ...............................   John Doe, Trustee

   TRUST ACCOUNTS
   --------------
   (1) ABC Trust ...................................................   Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee, u/t/d 12/28/78 ........................   Jane B. Doe

   CUSTODIAL OR ESTATE ACCOUNTS
   ----------------------------
   (1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA .........   John B. Smith
   (2) John B. Smith ...............................................   John B. Smith, Jr., Executor

                        MUNICIPAL PARTNERS FUND II INC.
                 7 WORLD TRADE CENTER NEW YORK, NEW YORK 10048

                               ----------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Municipal Partners Fund II Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, 37th Floor, Conference Room A, New York, New York on Thursday, October 11, 2001, at 3:30 p.m., New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about August 31, 2001. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors. The close of business on August 20, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On August 20, 2001, there were 6,007,094 shares of the Fund's Common Stock outstanding and 900 shares of the Fund's Preferred Stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's Capital Stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     PIMCO Advisors L.P. ("PIMCO Advisors"), whose principal business address is 888 San Clemente Drive, Suite 100, Newport Beach, California 92660, is the Fund's investment manager.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 7 World Trade Center, New York, New York 10048, is the Fund's investment adviser. SBAM is a direct wholly-owned subsidiary of Salomon Smith Barney Holdings Inc.

                              SUMMARY OF PROPOSALS

PROPOSAL                             CLASS OF SHAREHOLDERS SOLICITED
--------                             -------------------------------
1. Election of Directors
   Dr. Riordan Roett                 Holders of Preferred Stock
   Jeswald W. Salacuse               Holders of Preferred and Common Stock
   Stephen J. Treadway               Holders of Preferred and Common Stock


                        PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class III Directors to hold office until the year 2004 Annual Meeting of Stockholders and one Class I Director to hold office until the year 2003 Annual Meeting of Stockholders or thereafter when their respective successors are duly elected and qualified. The terms of office of the Class II Director and remaining Class I Director expire at the Annual Meeting of Stockholders in the year 2002 and 2003, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. Each of the nominees for election currently is a member of the Fund's Board of Directors and has previously been elected as a director by the Fund's stockholders with the exception of Mr. Treadway. The nominees have indicated that they will serve if elected, but if they should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. As of April 20, 2001, Charles F. Barber became a director emeritus of the Fund. Mr. William D. Cvengros resigned as a Director of the Fund. The Fund represents that Mr. Cvengros did not resign due to any disagreement with management in connection with the management of the Fund's affairs.

The following table provides information concerning the nominees for election as directors:

                                                                                    COMMON STOCK        PREFERRED STOCK
                                                                                BENEFICIALLY OWNED,   BENEFICIALLY OWNED,
                                                                                    DIRECTLY OR           DIRECTLY OR
                                                                                   INDIRECTLY, ON       INDIRECTLY, ON
                                                                                   JUNE 30, 2001         JUNE 30, 2001
                                                                 DIRECTOR       -------------------   -------------------
 NOMINEES AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS    SINCE    AGE       SHARES(A)             SHARES(A)
 -------------------------------------------------------------   --------  ---  -------------------   -------------------
NOMINEES TO SERVE UNTIL 2004 ANNUAL MEETING OF
   STOCKHOLDERS
CLASS III DIRECTORS
Dr. Riordan Roett, Member of Audit Committee;                   1997       62            0                     0
  Professor and Director, Latin American Studies
  Program, Paul H. Nitze School of Advanced
  International Studies, The Johns Hopkins University.

----------
(A) The holdings of no Director represented more than 1% of the outstanding shares of the Fund's Common and Preferred Stock as of June 30, 2001. Each Director has sole voting and investment power with respect to listed shares.

* "Interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                                                                                    COMMON STOCK        PREFERRED STOCK
                                                                                BENEFICIALLY OWNED,   BENEFICIALLY OWNED,
                                                                                    DIRECTLY OR           DIRECTLY OR
                                                                                   INDIRECTLY, ON       INDIRECTLY, ON
                                                                                   JUNE 30, 2001         JUNE 30, 2001
                                                                 DIRECTOR       -------------------   -------------------
 NOMINEES AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS    SINCE    AGE       SHARES(A)             SHARES(A)
 -------------------------------------------------------------   --------  ---  -------------------   -------------------
Jeswald W. Salacuse, Member of Audit Committee; Henry J.           2000    63           200                   0
  Braker Professor of Commercial Law and formerly
  Dean, The Fletcher School of Law & Diplomacy,
  Tufts University.
NOMINEE TO SERVE UNTIL THE 2003 ANNUAL MEETING OF
 STOCKHOLDERS
CLASS I DIRECTOR
Stephen J. Treadway*, Co-Chairman; Chairman and                    2000    54            0                    0
  President of PIMCO Funds Distributors LLC ("PFD")
  since May 1996. Formerly employed by Salomon Smith
  Barney ("SSB").


     The following table provides information concerning the remaining directors of the Fund:

                                                                                     COMMON STOCK        PREFERRED STOCK
                                                                                 BENEFICIALLY OWNED,   BENEFICIALLY OWNED,
                                                                                     DIRECTLY OR           DIRECTLY OR
                                                                                    INDIRECTLY, ON       INDIRECTLY, ON
                                                                                    JUNE 30, 2001         JUNE 30, 2001
                                                                  DIRECTOR       -------------------   -------------------
 DIRECTORS AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS    SINCE    AGE       SHARES(A)             SHARES(A)
 --------------------------------------------------------------   --------  ---  -------------------   -------------------
DIRECTOR SERVING UNTIL THE YEAR 2002 ANNUAL MEETING
  OF STOCKHOLDERS
CLASS II DIRECTOR
Heath B. McLendon*, Co-Chairman; Managing Director,                 1998     68          831                    0
  SSB, President and Director, Smith Barney Fund
  Management LLC ("SBFM") and Travelers Investment
  Adviser, Inc. ("TIA").

DIRECTOR SERVING UNTIL 2003 ANNUAL MEETING OF STOCKHOLDERS
CLASS I DIRECTOR
Leslie H. Gelb, Member of Audit Committee; President, The           2000     64           0                     0
  Council of Foreign Relations; formerly, Columnist,
  Deputy Editorial Page Editor and Editor, Op-Ed Page,
  The New York Times.

----------
(A) The holdings of no Director represented more than 1% of the outstanding shares of the Fund's Common and Preferred Stock as of June 30, 2001. Each Director has sole voting and investment power with respect to listed shares.

* "Interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     In addition to serving as directors of the Fund, the nominees and each of the directors also serve as directors of certain other U.S.-registered investment companies, as described below. Mr. McLendon also serves as a director for five other investment companies co-advised by PIMCO Advisors and SBAM, eleven other investment companies solely advised by SBAM, forty-three investment companies managed and/or administered by SBFM, six investment companies advised by TIA and seven investment companies managed by Travelers Asset Management International Corporation. Mr. Treadway also serves as a director for five other investment companies co-advised by PIMCO Advisors and SBAM and seven other investment companies advised by PIMCO Advisors and one or more of its affiliates. Dr. Roett and Mr. Salacuse also serve as directors for five investment companies co-advised by PIMCO Advisors and SBAM and four other investment companies solely advised by SBAM. Mr. Salacuse also serves as a director of two other registered investment companies advised by Advantage Advisers, Inc. ("Advantage") and one other registered investment company advised by CIBC Oppenheimer Advisers, L.L.C. ("CIBC Advisers"). Mr. Gelb also serves as a director of five other investment companies co-advised by PIMCO Advisors and SBAM, two other investment companies advised by Advantage and one other registered investment company advised by CIBC Advisers and TDA Capital Partners.

     At June 30, 2001, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's Capital Stock. To the knowledge of management, no person owned of record or beneficially more than 5% of the Fund's shares of Capital Stock outstanding at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 5,546,352 shares, equal to approximately 92% of the outstanding shares of the Fund's Capital Stock.

     The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. In addition to Messrs. McLendon and Treadway, the executive officers of the Fund presently are:




                                                                          OFFICER
           NAME                            OFFICE                   AGE    SINCE
           ----                            ------                   ---   -------
  Robert E. Amodeo        Executive Vice President                  36     1999
  Newton B. Schott, Jr.   Executive Vice President                  59     1997
  Lewis E. Daidone        Executive Vice President and Treasurer    43     1998
  Christina T. Sydor      Secretary                                 50     1998

     Mr. Amodeo has been a Director of SBAM and SSB since December 1998. From January 1996 to December 1998, he was a Vice President of SBAM and SSB. Mr. Amodeo joined SSB in October 1988. Mr. Schott has served as Senior Vice President of PIMCO Advisors since January 1997. He also currently serves as the Executive Vice President, Chief Administrative Officer, Secretary and General Counsel to PFD and has held such positions or other senior officer positions in PFD since May 1990. From November 1994 to December 1996, Mr. Schott served as Senior Vice President-Legal and Secretary to PIMCO Advisors, PFD's parent company. Mr. Daidone has served as a Managing Director of SSB since 1990. He is Director and Senior Vice President of SBFM and TIA and is the Senior Vice President, Treasurer and Chief Financial Officer of its mutual fund complex. Ms. Sydor joined SSB in 1986 and is currently a Managing Director of SSB. She is General Counsel of SBFM and TIA and also is Secretary of many investment companies sponsored by SSB.

     The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of either the Fund, PIMCO Advisors, SBAM or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. The Fund's Audit Committee is composed of Messrs. Roett, Gelb and Salacuse. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent auditors; (ii) to review with the independent auditors the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met once during the fiscal year ended June 30, 2001. The Fund has no nominating or compensation committees. The Fund adopted an Audit Committee Charter at a meeting held on May 23, 2000.


                         REPORT OF THE AUDIT COMMITTEE

     Pursuant to a meeting of the Audit Committee on August 16, 2001, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers ("PwC"), the independent auditors to the Fund, the matters (such as the quality of the Fund's accounting principals and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended June 30, 2001.

     During the fiscal year ended June 30, 2001, the Fund's Board of Directors met four times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committee for which he was eligible.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to directors by the Fund, as well as by the various other investment companies advised by PIMCO Advisors and/or SBAM. The following table provides information concerning the compensation paid during the fiscal year ended June 30, 2001. Each of the directors listed below is a member of the Audit Committee of the Fund and audit and other committees of certain other investment companies advised by PIMCO Advisors and/or SBAM, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended June 30, 2001 by the Fund to Messrs. McLendon and Treadway, who are "interested persons," as defined in the 1940 Act.




                                                                              TOTAL COMPENSATION FROM FUND AND OTHER FUNDS
                                 AGGREGATE COMPENSATION FROM THE FUND FOR       ADVISED BY SBAM AND THEIR AFFILIATES FOR
      NAME OF DIRECTORS                  FISCAL YEAR ENDED 6/30/01                    CALENDAR YEAR ENDED 12/30/00
      -----------------          ----------------------------------------     --------------------------------------------
                                                                                            DIRECTORSHIPS(A)
Dr. Riordan Roett ...........                     $8,500                                      $  82,900(10)
Leslie H. Gelb ..............                     $8,500                                      $  44,000(6)
Jeswald W. Salacuse .........                     $8,500                                      $  77,900(10)

----------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

     Upon attainment of age 80, Fund directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, total compensation paid by the Fund to directors emeritus totaled $8,150.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Capital Stock, PIMCO Advisors and SBAM, and their respective directors and executive officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal year ended June 30, 2001.


REQUIRED VOTE

     The election of Dr. Roett as a Director requires a plurality of the votes cast by the holders of shares of Preferred Stock of the Fund present or represented by proxy at a meeting at which a quorum is present. The election of Messrs. Salacuse and Treadway as Directors requires a plurality of votes cast by the holders of shares of Common Stock and Preferred Stock voting as a single class, present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

     THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.


                      FEES PAID TO INDEPENDENT ACCOUNTANTS

     AUDIT FEES. The fees for the annual audit of the Fund's financial statements by PricewaterhouseCoopers LLP ("PwC") for the fiscal year ended June 30, 2001 were $38,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The aggregate fees billed for financial information systems design and implementation services rendered by PwC to the Fund, SBAM, PIMCO Advisors and entities controlled by or affiliated with SBAM and PIMCO Advisors that provide services to the Fund for the fiscal year ended June 30, 2001 were $0. The Audit Committee of the Fund has determined that provision of these services is compatible with maintaining the independence of PwC.

     ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, SBAM, PIMCO Advisors and entities controlled by or affiliated with SBAM and PIMCO Advisors that provide services to the Fund for the fiscal year ended June 30, 2001 were $1,531,000. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.


                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2002 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than May 3, 2002. Any stockholder who desires to submit a proposal at the Fund's 2002 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Municipal Partners Fund II Inc., 7 World Trade Center, New York, New York 10048) during the period from July 12, 2002 to August 12, 2002.

                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended June 30, 2001 is available, free of charge, by writing to the Fund (c/o Salomon Brothers Asset Management Inc) at the address listed on the front cover, or by calling toll-free 1-888-777-0102.


                        EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies also may be solicited personally by officers of the Fund and by regular employees of SBAM, PIMCO Advisors or their affiliates, or other representatives of the Fund and by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for out-of-pocket expenses incurred for such activity.


                                OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.


August 31, 2001

COMMON STOCK             MUNICIPAL PARTNERS FUND II INC.            COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 11, 2001

The undersigned hereby appoints Heath B. McLendon, Stephen J. Treadway and Robert A. Vegliante, and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of Common Stock of Municipal Partners Fund II Inc. (the "Fund"), which the undersigned is entitled to receive and vote proxies at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, 37th Floor, Conference Room A, New York, New York on Thursday, October 11, 2001 at 3:30 p.m., Eastern time, and at any adjournments thereof.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1 LISTED ON THE REVERSE SIDE.

    PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
                                   ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?


___________________________________          ___________________________________

___________________________________          ___________________________________

___________________________________          ___________________________________

[ ] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

-----------------------------------                                 THE BOARD OF DIRECTORS RECOMMENDS
  MUNICIPAL PARTNERS FUND II INC.                                            A VOTE "FOR" ITEM 1.
-----------------------------------
           COMMON STOCK                                                                                     For All   With-  For All
                                                                                                            Nominees  hold   Except
                                                                    1. Election of Directors.                  [ ]     [ ]     [ ]
                                                                         (01) Jeswald W. Salacuse
                                                                         (02) Stephen J. Treadway

                                                                       NOTE: If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line
                                                                       through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                                                      The proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.

                                                                      Mark box at right if you plan to attend the meeting      [ ]

Please be sure to sign and date this Proxy.     Date                  Mark box at right if an address change or comment has    [ ]
                                                                      been  noted on the reverse side of this card.

Stockholders sign here              Co-owner sign here

PREFERRED STOCK          MUNICIPAL PARTNERS FUND II INC.         PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 11, 2001

The undersigned hereby appoints Heath B. McLendon, Stephen J. Treadway and Robert A. Vegliante, and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of Preferred Stock of Municipal Partners Fund II Inc. (the "Fund"), which the undersigned is entitled to receive and vote proxies at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, 37th Floor, Conference Room A, New York, New York on Thursday, October 11, 2001 at 3:30 p.m., Eastern time, and at any adjournments thereof.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1 LISTED ON THE REVERSE SIDE.

    PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
                                   ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?


___________________________________          ___________________________________

___________________________________          ___________________________________

___________________________________          ___________________________________

[ ] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

-----------------------------------                                 THE BOARD OF DIRECTORS RECOMMENDS
  MUNICIPAL PARTNERS FUND II INC.                                            A VOTE "FOR" ITEM 1.
-----------------------------------
         PREFERRED STOCK                                                                                    For All   With-  For All
                                                                                                            Nominees  hold   Except
                                                                    1. Election of Directors.                  [ ]     [ ]     [ ]
                                                                         (01) Dr. Riordan Roett
                                                                         (02) Jeswald W. Salacuse
                                                                         (03) Stephen J. Treadway

                                                                       NOTE: If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line
                                                                       through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                                                      The proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.

                                                                      Mark box at right if you plan to attend the meeting       [ ]

Please be sure to sign and date this Proxy.     Date                  Mark box at right if an address change or comment has     [ ]
                                                                      been  noted on the reverse side of this card.

Stockholder sign here               Co-owner sign here
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